UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 30, 2012

EATON CORPORATION PLC

(Exact name of registrant as specified in its charter)

Ireland		98-1059235
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

70 Sir John Rogerson’s Quay Dublin 2, Ireland

(Address of principal executive offices)

(216) 523-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 30, 2012, pursuant to the Transaction Agreement, dated May 21, 2012, among Eaton Corporation (“Eaton”), Cooper Industries plc (“Cooper”), Eaton Corporation plc (formerly known as Eaton Corporation Limited, which was formerly known as Abeiron Limited) (“New Eaton”), Abeiron II Limited (formerly known as Comdell Limited) (“Abeiron II”), Turlock B.V. (“Turlock”) and Turlock Corporation (“Merger Sub” and together with Eaton, Cooper, New Eaton, Abeiron II and Turlock, the “Original Parties”), as amended on June 22, 2012 by Amendment No. 1 entered into by the Original Parties and Eaton Inc. (“Eaton Sub”) and on October 19, 2012 by Amendment No. 2 entered into by the Original Parties and Eaton Sub (as so amended, the “Transaction Agreement”), (a) New Eaton acquired Cooper (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) Merger Sub merged with and into Eaton, with Eaton as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Eaton and Cooper became wholly owned subsidiaries of New Eaton.

Upon completion of the Transactions, each Cooper ordinary share (other than those held by Eaton or any of its affiliates) was converted into the right to receive (i) $39.15 in cash and (ii) 0.77479 of a New Eaton ordinary share, par value $0.01 per share (the “Ordinary Shares”), and each Eaton common share was converted into the right to receive one New Eaton Ordinary Share. The cash component of the consideration payable to holders of Cooper ordinary shares was funded from (1) the net proceeds from the issuance and sale of approximately $4.853 billion of senior notes by Merger Sub, which was previously disclosed by New Eaton’s Current Reports on Form 8-K filed November 16, 2012 and November 26, 2012, and (2) borrowings of $1.669 billion by Merger Sub on November 30, 2012 under that certain Senior Unsecured Bridge Credit Agreement, dated as of May 21, 2012, among New Eaton, Turlock, Merger Sub, the other guarantors party thereto from time to time, the banks party thereto and Morgan Stanley Senior Funding, Inc., as Administrative Agent (as amended and modified from time to time).

The issuance of New Eaton Ordinary Shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Eaton’s registration statement on Form S-4 (File No. 333-182303) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on September 7, 2012. The definitive joint proxy statement/prospectus of Eaton and Cooper, dated September 14, 2012, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including information concerning the interests of directors, executive officers and affiliates of Eaton and Cooper in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Eaton is the successor issuer to Eaton and to Cooper. New Eaton’s Ordinary Shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Eaton is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Eaton hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

New Eaton’s Ordinary Shares were approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “ETN.”

Eaton’s common shares (the “Eaton Common Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the Chicago Stock Exchange. Cooper’s ordinary shares (the “Cooper Ordinary Shares”) were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Both the Eaton Common Shares and the Cooper Ordinary Shares were delisted from the NYSE prior to the open of trading on December 3, 2012. The Eaton Common Shares were delisted from the Chicago Stock Exchange prior to the open of trading on December 3, 2012. Each of Eaton and Cooper expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Eaton Common Shares and the Cooper Ordinary Shares, respectively.

The foregoing description of the Transaction Agreement and the Transactions is not complete and is qualified in its entirety by reference to the Transaction Agreement, which was included in Annex A of the Joint Proxy Statement/Prospectus, Amendment No. 1 to the Transaction Agreement, which was included in Annex A of the Joint Proxy Statement/ Prospectus, and Amendment No. 2 to the Transaction Agreement, which was included as Exhibit 2.1 to New Eaton’s Current Report on Form 8-K filed with the SEC on October 19, 2012, and each of which are incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

As a result of the consummation of the Transactions, each outstanding Eaton common share was cancelled and automatically converted into one New Eaton Ordinary Share, and the rights of the holders of Eaton common shares were modified. The rights of holders of New Eaton Ordinary Shares are governed by New Eaton’s Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association of New Eaton were included as Exhibit 4.2 to New Eaton’s Registration Statement on Form S-8 (File No. 333-185206) filed with the SEC on November 30, 2012, and are incorporated herein by reference, and the description of New Eaton Ordinary Shares contained under the caption “Description of New Eaton Ordinary Shares” in the Joint Proxy Statement/Prospectus is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information included in Item 2.01 above is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transactions, on November 30, 2012 each of New Eaton’s executive officers immediately prior to the Transactions and each of New Eaton’s directors who was a member of the board of directors immediately prior to the Transactions resigned.

Appointment of Principal Officers

In connection with the Transactions, the following individuals were appointed as the executive officers of New Eaton, effective immediately following the consummation of the Transactions:

Alexander M. Cutler	Chairman and Chief Executive Officer; President

Richard H. Fearon	Vice Chairman and Chief Financial and Planning Officer

Billie K. Rawot	Senior Vice President and Controller

Thomas E. Moran	Senior Vice President and Secretary

Thomas S. Gross	Vice Chairman and Chief Operating Officer—Electrical Sector

Craig Arnold	Vice Chairman and Chief Operating Officer—Industrial Sector

Mark M. McGuire	Executive Vice President and General Counsel

Cynthia K. Brabander	Executive Vice President and Chief Human Resources Officer

Appointment of Directors

Pursuant to the terms of the Transaction Agreement, on November 30, 2012, effective upon the consummation of the Transactions, all of the members of Eaton’s board of directors, along with two members of Cooper’s board of directors, were elected as members of New Eaton’s board of directors. The following individuals have been designated and appointed to New Eaton’s board of directors: George S. Barrett, Todd M. Bluedorn, Christopher M. Connor, Michael J. Critelli, Alexander M. Cutler,
Charles E. Golden, Arthur E. Johnson, Ned C. Lautenbach, Deborah L. McCoy and Gregory R. Page, formerly members of Eaton’s board of directors, and Linda A. Hill and Gerald B. Smith, formerly members of Cooper’s board of directors. Alexander M. Cutler has been designated as chairman of the board.

On that date, the committees of the board of directors of New Eaton were constituted as follows:

Audit Committee

Gregory R. Page – Chair

George S. Barrett

Michael J. Critelli

Charles E. Golden

Arthur E Johnson

Gerald B. Smith

Compensation and Organization Committee

Christopher M. Connor – Chair

Todd M. Bluedorn

Linda A. Hill

Ned C. Lautenbach

Deborah L. McCoy

Executive Committee

Effective from November 30, 2012 to December 31, 2012:

Alexander M. Cutler

Christopher M. Connor

Arthur E. Johnson

Ned C. Lautenbach

From January 1, 2013 until April 24, 2013:

Alexander M. Cutler

Charles E. Golden

Deborah L. McCoy

Gregory R. Page

Finance Committee

Charles E. Golden – Chair

George S. Barrett

Michael J. Critelli

Deborah L. McCoy

Gerald B. Smith

Governance Committee

Ned C. Lautenbach – Chair

Todd M. Bluedorn

Christopher M. Connor

Arthur E. Johnson

Gregory R. Page

Linda A. Hill

There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Transaction Agreement relating to the appointment of directors.

The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K is set forth in (i) the Joint Proxy Statement/Prospectus, (ii) Eaton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 24, 2012, and (iii) Cooper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on February 21, 2012, and such information is incorporated herein by reference.

Compensation of New Eaton Executive Officers

Information concerning the compensation of New Eaton’s executive officers can be found in Eaton’s proxy statement for its 2012 annual meeting of shareholders filed with the SEC on April 25, 2012 under the caption “Executive Compensation” and in the Joint Proxy Statement/Prospectus under the captions “Interest of Certain Persons in the Transaction – Eaton” and “Compensation of New Eaton’s Executive Officers” and is incorporated herein by reference.

Compensatory Plans

Effective as of the consummation of the Transaction, New Eaton assumed the sponsorship of (i) the Amended and Restated 2012 Stock Plan, (ii) the Second Amended and Restated 2009 Stock Plan, (iii) the Amended and Restated 2008 Stock Plan, (iv) the Amended and Restated 2004 Stock Plan, (v) the Amended and Restated 2002 Stock Plan, (vi) the Amended and Restated 1998 Stock Plan, (vii) the Amended and Restated 1995 Stock Plan, each listed as Exhibits 10.1 though 10.7 hereto and incorporated by reference herein, as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to New Eaton’s named executive officers.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2012, in connection with consummation of the Transactions, New Eaton amended and restated its Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association of New Eaton were included as Exhibit 4.2 to New Eaton’s Registration Statement on Form S-8 (File No. 333-185206) filed with the SEC on November 30, 2012 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Transaction Agreement, dated as of May 21, 2012, by and among Eaton Corporation, Cooper Industries plc, Abeiron Limited, Comdell Limited, Turlock B.V. and Turlock Corporation (incorporated by reference to Annex A of Eaton Corporation plc’s Registration Statement on Form S-4 filed June 22, 2012 (File No. 333-182303))

2.2	Amendment No. 1 to the Transaction Agreement, dated June 22, 2012 (incorporated by reference to Annex A of Eaton Corporation plc’s Registration Statement on Form S-4 filed June 22, 2012 (File No. 333-182303))

2.3	Amendment No. 2 to the Transaction Agreement, dated October 19, 2012 (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed October 19, 2012)

3.1	Amended and Restated Memorandum and Articles of Association of Eaton Corporation plc (incorporated by reference to Exhibit 4.2 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.1	Amended and Restated 2012 Stock Plan (incorporated by reference to Exhibit 4.4 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.2	Second Amended and Restated 2009 Stock Plan (incorporated by reference to Exhibit 4.5 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.3	Amended and Restated 2008 Stock Plan (incorporated by reference to Exhibit 4.6 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.4	Amended and Restated 2004 Stock Plan (incorporated by reference to Exhibit 4.7 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.5	Amended and Restated 2002 Stock Plan (incorporated by reference to Exhibit 4.8 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.6	Amended and Restated 1998 Stock Plan (incorporated by reference to Exhibit 4.9 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.7	Amended and Restated 1995 Stock Plan (incorporated by reference to Exhibit 4.10 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION PLC

By:	/s/ R. H. Fearon
Name:	R. H. Fearon
Title:	Vice Chairman and Chief Financial and Planning Officer

Date: December 4, 2012

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1

Transaction Agreement, dated as of May 21, 2012, by and among Eaton Corporation, Cooper Industries plc, Abeiron Limited, Comdell Limited, Turlock B.V. and Turlock Corporation (incorporated by reference to Eaton Corporation plc’s Registration Statement on Form S-4 filed June 22, 2012 (File No. 333-182303))

2.2	Amendment No. 1 to the Transaction Agreement, dated June 22, 2012 (incorporated by reference to Eaton Corporation plc’s Registration Statement on Form S-4 filed June 22, 2012 (File No. 333-182303))

2.3	Amendment No. 2 to the Transaction Agreement, dated October 19, 2012 (incorporated by reference to Exhibit 2.1 of Eaton Corporation’s Current Report on Form 8-K filed October 19, 2012)

3.1

Amended and Restated Memorandum and Articles of Association of Eaton Corporation plc (incorporated by reference to Exhibit 4.2 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No.
333-185206))

10.1	Amended and Restated 2012 Stock Plan (incorporated by reference to Exhibit 4.4 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.2	Second Amended and Restated 2009 Stock Plan (incorporated by reference to Exhibit 4.5 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.3	Amended and Restated 2008 Stock Plan (incorporated by reference to Exhibit 4.6 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.4	Amended and Restated 2004 Stock Plan (incorporated by reference to Exhibit 4.7 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.5	Amended and Restated 2002 Stock Plan (incorporated by reference to Exhibit 4.8 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.6	Amended and Restated 1998 Stock Plan (incorporated by reference to Exhibit 4.9 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))

10.7	Amended and Restated 1995 Stock Plan (incorporated by reference to Exhibit 4.10 to Eaton Corporation plc’s Registration Statement on Form S-8 filed November 30, 2012 (File No. 333-185206))